                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07564

Morgan Stanley California Quality Municipal Securities
                  (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
         (Address of principal executive offices)                    (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                  (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2004

Date of reporting period: April 30, 2004


Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley California Quality Municipal Securities performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.

FUND REPORT

For the six-month period ended April 30, 2004

MARKET CONDITIONS


The U.S. economy continued to show improvement over the six-month period under review. On the positive side, gross domestic product growth topped 4 percent in both quarters. While strength in output has historically led to higher interest rates, yields remained stubbornly low across the curve. These yields reflected low levels of observed inflation in the economy and gradual improvement in employment. The Federal Open Market Committee maintained its accommodative monetary policy.

Surprising job growth in March, combined with escalating oil prices, led investors to anticipate that the Fed would raise interest rates sooner rather than later. Yet at its April meeting, the Federal Reserve did not change its short-term lending rate but did signal a prospective shift in policy. As a result, bond yields spiked across sectors and maturities.

The supply of new municipal bonds in calendar 2003 reached record levels as municipalities took advantage of historically low interest rates. Many cities and states reduced expenditures by refinancing existing debt at lower yields. In other cases, municipalities attempted to meet budget needs by issuing additional debt. Then in the first months of 2004 bond sales began to slow.

Low interest rates also had an impact on the demand for municipal bonds. Retail and mutual fund activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yields and reinvest at historically low yields. However, insurance companies and hedge funds purchased municipal bonds based on their attractiveness relative to taxable securities. Additionally, investors stretched for yield by buying lower-rated bonds, causing credit spreads to tighten.

California remained in the municipal credit market spotlight during this period. In March, voters approved a referendum authorizing the sale of up to $15 billion of economic recovery bonds to refinance the state's accumulated budget deficit. This led major ratings agencies to improve the outlook but not the rating for the state's beleaguered bonds. S&P shifted its stance from a stable to a positive outlook and Moody's changed from a negative to a stable outlook.

PERFORMANCE ANALYSIS


The net asset value (NAV) of Morgan Stanley California Quality Municipal Securities (IQC) decreased from $15.02 to $14.83 per share for the six-month period ended April 30, 2004. Based on this change plus reinvestment of tax-free dividends totaling $0.450 per share and long-term capital gains of $0.036 per share, the Trust's total NAV return was 2.18 percent. The Trust's value on the New York Stock Exchange (NYSE) decreased from $13.72 to $13.60 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust's total market return was 2.58 percent. On April 30, 2004, IQC's NYSE market price was at a 8.29 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2004, declared in March, were unchanged at $0.075 per share. The dividend reflects the level of the Trust's undistributed net investment income and projected earnings power. The Trust's level of undistributed net investment income was $0.157 per share on April 30, 2004, versus $0.197 per share six months earlier.

The Trust's duration* was targeted to be shorter than its benchmark index. The duration adjusted for leverage was 12.4 years. Treasury futures were sold to reduce interest-rate exposure without raising cash in the portfolio. We maintained an average tax-exempt bond maturity objective of 20 years to take advantage of the steepness of the municipal yield curve. Revenue bonds in sectors with reliable income streams from essential services such as municipal electric, transportation and water and sewer systems were emphasized. The Trust's net assets, including preferred shares, of $197 million were diversified across 48 credits in 11 long-term sectors.

As discussed in previous reports, the total income available for distribution to holders of common shares includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities ranging from one week to two years. Incremental income to holders of common shares depends on two factors: the amount of ARPS outstanding and the spread between the portfolio's cost yield and its ARPS auction rate and expenses. The greater the spread and the higher the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to holders of common shares. The level of net investment income available for distribution to holders of common shares varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six-month period under review, ARPS leverage contributed approximately $0.08 per share to common share earnings. The Trust has three ARPS series totaling $55 million and representing 28 percent of net assets including preferred shares. The series is currently in two-year auction modes with maturities ranging from January 2005 to September 2005. The yields ranged from
1.24 to 1.70 percent.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.
---------------------
* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, Trusts with shorter durations perform better in rising-interest-rate environments, while Trusts with longer durations perform better when rates decline.

   LARGEST SECTORS
   Water & Sewer                                       17.5%
   General Obligation                                  15.0%
   Public Facilities                                   14.0%
   Electric                                            11.5%
   Tax Allocation                                      10.0%

   LONG-TERM CREDIT ANALYSIS
   Aaa/AAA                                             65.7%
   Aa/AA                                                8.8%
   A/A                                                  8.2%
   Baa/BBB                                             17.3%

Data as of April 30, 2004. Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of April 30, 2004


WEIGHTED AVERAGE MATURITY: 21 YEARS

1-5                                                                                1
5-10                                                                               8
10-20                                                                             42
20-30                                                                             46
30+                                                                                3

Portfolio structure is subject to change.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of April 30, 2004


YEARS BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 7 YEARS

2004(a)                                                                           19
2005                                                                               0
2006                                                                               1
2007                                                                               3
2008                                                                               3
2009                                                                               1
2010                                                                               1
2011                                                                              16
2012                                                                              14
2013                                                                              26
2014+                                                                             16

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 5.3%

2004(a)                                                                           5.6
2005                                                                                0
2006                                                                              5.7
2007                                                                              5.4
2008                                                                                5
2009                                                                              5.2
2010                                                                              6.2
2011                                                                              5.3
2012                                                                                5
2013                                                                              5.2
2014+                                                                             5.2

(a)  May include issues callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust's operating expenses. For example, the Trust is earning a book yield of 5.6% on 19% of the long-term portfolio that is callable in 2004.

     Portfolio structure is subject to change.

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                             COUPON     MATURITY
THOUSANDS                                                              RATE        DATE         VALUE
---------------------------------------------------------------------------------------------------------
            California Tax-Exempt Municipal Bonds (133.7%)
            General Obligation (20.1%)
            California,
$  5,000      Various Purpose Dtd 04/01/02..........................  6.00 %     04/01/19   $  5,540,600
   1,375      Various Purpose Dtd 04/01/93..........................  5.90       04/01/23      1,407,890
            Coast Community College District,
   2,500      Ser 2003 A (MBIA).....................................  5.00       08/01/23      2,543,375
   5,000      Ser 2003 A (MBIA).....................................  5.00       08/01/27      5,016,150
   3,000    Los Angeles Community College District, 2001 Ser A
              (MBIA)................................................  5.00       06/01/26      3,008,820
   1,000    Los Angeles Unified School District, 2003 Ser A
              (MBIA)................................................  5.00       01/01/28      1,001,750
   6,900    Poway Unified School District, 2002 Ser A (MBIA)........  5.00       08/01/27      6,922,287
   3,000    San Diego Unified School District, 2002 Ser D (FGIC)....  5.25..     07/01/24      3,123,360
                                                                                            ------------
--------
                                                                                              28,564,232
  27,775
                                                                                            ------------
--------
            Educational Facilities Revenue (11.2%)
   1,240    ABAG Finance Authority for Nonprofit Corporations,
              California School of Mechanical Art - Lick-Wilmeading
              High School Ser 2002..................................  5.25       10/01/26      1,259,803
            California Educational Facilities Authority,
   5,000      Carnegie Institute of Washington 1993 Ser A...........  5.60       10/01/23      5,113,100
   1,000      Pepperdine University Refg Ser 2003 A (FGIC)..........  5.00       09/01/33        997,640
   1,400    California State University, Ser 2003 A (FGIC)..........  5.25       11/01/21      1,473,318
            University of California,
   2,000      Ser 2003 B (Ambac)....................................  5.00       05/15/21      2,056,360
   5,000      Ser 2003 A (Ambac)....................................  5.00       05/15/33      4,988,450
                                                                                            ------------
--------
                                                                                              15,888,671
  15,640
                                                                                            ------------
--------
            Electric Revenue (15.3%)
   5,000    California Department of Water Resources, Power Supply
              Ser 2002 A (XLCA).....................................  5.375      05/01/17      5,380,350
            Los Angeles Department of Water & Power,
   3,000      2003 Ser A Subser A-2 (MBIA)**........................  5.00       07/01/22      3,060,630
   2,000      2001 Ser A............................................  5.00       07/01/24      2,012,980
   4,000    Modesto Irrigation District, Ser 2001 A COPs (FSA)......  5.00       07/01/31      3,979,120
            Santa Clara,
   2,610      Sub Ser 2003 A (MBIA).................................  5.00       07/01/23      2,649,150
   2,735      Sub Ser 2003 A (MBIA).................................  5.00       07/01/24      2,763,882
   2,000    Turlock Irrigation District, Refg 1998 Ser A (MBIA).....  5.00       01/01/26      2,004,260
                                                                                            ------------
--------
                                                                                              21,850,372
  21,345
                                                                                            ------------
--------

                                                                               7
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                             COUPON     MATURITY
THOUSANDS                                                              RATE        DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Hospital Revenue (9.2%)
            California Health Facilities Financing Authority,
$  2,555      Catholic Healthcare West 2004 Ser G...................  5.25 %     07/01/23   $  2,475,284
   3,000      Cedars-Sinai Medical Center Ser 1997 A (MBIA).........  5.25       08/01/27      3,045,780
   5,000    California Infrastructure & Economic Development Bank,
              Kaiser Permanente Hospital Ser 2001 A.................  5.55       08/01/31      5,058,300
   2,500    Central California Joint Powers Health Financing
              Authority, Community Hospitals of Central California
              Ser 2000 COPs.........................................  6.00       02/01/30      2,540,725
                                                                                            ------------
--------
                                                                                              13,120,089
  13,055
                                                                                            ------------
--------
            Industrial Development/Pollution Control Revenue (1.8%)
   2,500    California Pollution Control Financing Authority, San
--------      Diego Gas & Electric Co 1996 Ser A....................  5.90       06/01/14      2,634,675
                                                                                            ------------
            Mortgage Revenue - Single Family (6.0%)
   8,305    California Housing Finance Agency, Home 1993 Ser B......  5.65       08/01/14      8,479,488
                                                                                            ------------
--------
            Public Facilities Revenue (18.7%)
            California Public Works Board,
   3,000      Corrections 2004 Ser E (XLCA).........................  5.00       06/01/17      3,131,550
   2,000      Mental Health 2004 Ser A..............................  5.00       06/01/24      1,913,180
   2,965      Mental Health 2004 Ser A..............................  5.00       06/01/25      2,829,203
   4,000    Irvine Unified School District - Community Facilities
              District #86-1,
              Special Tax Ser 1998 (Ambac)..........................  5.00       11/01/19      4,118,480
   5,000    Los Angeles County Public Works Financing Authority,
              Proj IV (MBIA)........................................  5.25       12/01/16      5,112,150
   2,560    Redding Joint Powers Financing Authority, 1993 Ser A....  5.50       01/01/13      2,603,648
   3,000    Sacramento City Financing Authority, 2003 Capital Impr
              (Ambac)...............................................  5.00       12/01/33      2,979,240
   2,000    San Jose Financing Authority, Civic Center Ser 2002 B
              (Ambac)...............................................  5.00       06/01/37      1,969,040
   3,000    Puerto Rico Public Buildings Authority, 2002 Ser D
              (Ambac)...............................................  0.00#      07/01/30      2,021,970
                                                                                            ------------
--------
                                                                                              26,678,461
  27,525
                                                                                            ------------
--------
            Recreational Facilities Revenue (1.4%)
   2,000    California State University, Fresno Event Center Senior
              Ser 2002..............................................  6.00       07/01/22      2,052,620
                                                                                            ------------
--------
            Tax Allocation Revenue (13.4%)
   2,100    Burbank Public Financing Authority, Golden State Redev
              2003 Ser A
              (Ambac)...............................................  5.25       12/01/21      2,202,270
   2,000    Long Beach Financing Authority, Ser 1992 (Ambac)........  6.00..     11/01/17      2,322,080
   2,000    Milpitas Redevelopment Agency, Area #1 Ser 2003
              (MBIA)................................................  5.00       09/01/22      2,034,960
   5,090    Poway Redevelopment Agency, Pagway DRIVERS Ser 372
              (MBIA)................................................  9.141++    06/15/11      5,463,657
   7,000    Rosemead Redevelopment Agency, Project #1 Ser 1993 A....  5.60       10/01/33      7,020,510
                                                                                            ------------
--------
                                                                                              19,043,477
  18,190
                                                                                            ------------
--------

8
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                             COUPON     MATURITY
THOUSANDS                                                              RATE        DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Transportation Facilities Revenue (11.6%)
$ 10,000    Foothill/Eastern Transportation Corridor Agency, Ser
              1999..................................................  0.00##%    01/15/27   $  7,423,400
   2,000    Los Angeles, Harbor Department 1996 Ser B (AMT)
              (MBIA)................................................  5.375      11/01/19      2,072,440
   3,000    Port of Oakland, Refg Ser N (AMT) (MBIA)................  5.00       11/01/22      3,015,480
   4,000    San Jose, Airport Ser 2001 A (FGIC).....................  5.00       03/01/31      3,979,240
                                                                                            ------------
--------
                                                                                              16,490,560
  19,000
                                                                                            ------------
--------
            Water & Sewer Revenue (23.5%)
   2,000    California Department of Water Resources, Central Valley
              Ser Y (FGIC)..........................................  5.25       12/01/19      2,125,340
   4,000    Los Angeles Department of Water & Power, Water 2001 Ser
              A.....................................................  5.125      07/01/41      4,001,840
   8,400    Metropolitan Waterworks District of Southern California,
              2003 Ser B-2 (FGIC)...................................  5.00       10/01/27      8,427,803
   1,750    Rancho Water District Financing Authority, Refg Ser 1994
              (Ambac)...............................................  5.00       08/15/14      1,801,905
            Riverside,
   2,000      Water Ser 2001 (FGIC).................................  5.00       10/01/26      2,011,120
   2,000      Water Ser 2001 (FGIC).................................  5.00       10/01/31      2,000,660
   4,000    Sacramento County Sanitation Districts Financing
              Authority, Refg Ser 2001 (Ambac)......................  5.00       12/01/27      3,997,080
   4,000    San Diego Public Facilities Authority, Sewer Ser 1993
              A.....................................................  5.25       05/15/20      4,029,920
   5,000    San Francisco Public Utilities Commission, Water Refg
              Ser A 2001 (FSA)......................................  5.00       11/01/31      5,001,550
                                                                                            ------------
--------
                                                                                              33,397,218
  33,150
                                                                                            ------------
--------
            Refunded (1.5%)
   2,000    Metropolitan Waterworks District of Southern California,
--------      1996 Ser C............................................  5.25       01/01/07+     2,199,100
                                                                                            ------------
 190,485    Total California Tax-Exempt Municipal Bonds (Cost $187,582,941)..............    190,398,963
                                                                                            ------------
--------
            California Short-Term Tax-Exempt Municipal Obligations (2.9%)
   2,800    California Department of Water Resources, Power Supply
              Ser 2002 B Subser B (Demand 05/03/04).................  1.07*      05/01/22      2,800,000
   1,400    Newport Beach, Hoag Memorial/Presbyterian Hospital Ser
              1992 (Demand 05/03/04)................................  1.04*      10/01/22      1,400,000
                                                                                            ------------
--------
   4,200    Total California Short-Term Tax-Exempt Municipal Obligations (Cost
            $4,200,000)..................................................................      4,200,000
                                                                                            ------------
--------


$194,685    Total Investments (Cost $191,782,941) (a) (b)......................   136.6%     194,598,963
========
            Other Assets in Excess of Liabilities..............................     2.1        2,925,714
            Preferred Shares of Beneficial Interest............................   (38.7)     (55,071,673)
                                                                                  -----     ------------
            Net Assets Applicable to Common Shareholders.......................   100.0%    $142,453,004
                                                                                  =====     ============

                                                                               9
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED) continued

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

   AMT     Alternative Minimum Tax.
   COPs    Certificates of Participation.
           Derivative Inverse Tax-Exempt Receipts.
  DRIVERS
   +       Pre refunded to call date shown.
   #       Currently a zero coupon security; will convert to 5.45% on
           July 1, 2012.
   ##      Currently a zero coupon security; will convert to 5.875% on
           July 15, 2009.
   ++      Current coupon rate for residual interest bond. This rate
           resets periodically as the auction rate on the related
           security changes. Position in an inverse floating rate
           municipal obligation have a value of $5,463,657, which
           represents 3.8% of net assets applicable to common
           shareholders.
   *       Current coupon of variable rate demand obligation.
   **      All or a portion of this security has been physically
           segregated in connection with open futures contracts in an amount equal to $352,500.
   (a)     Securities have been designated as collateral in an amount equal to $30,913,114 in connection with the open futures
           contracts.
   (b)     The aggregate cost for federal income tax purposes is
           $191,757,899. The aggregate gross unrealized appreciation is
           $3,301,827 and the aggregate gross unrealized depreciation is $460,763, resulting in net unrealized appreciation of
           $2,841,064.

Bond Insurance:
---------------
  Ambac    Ambac Assurance Corporation.
  FGIC     Financial Guaranty Insurance Company.
   FSA     Financial Security Assurance Inc.
  MBIA     Municipal Bond Investors Assurance Corporation.
  XLCA     XL Capital Assurance Inc.

Futures Contracts Open at April 30, 2004:

NUMBER OF                DESCRIPTION, DELIVERY       UNDERLYING FACE          UNREALIZED
CONTRACTS   LONG/SHORT       MONTH AND YEAR          AMOUNT AT VALUE         APPRECIATION
---------   ----------   ----------------------  ------------------------   --------------
   100         Short     U.S. Treasury Notes 5
                            Year, June 2004            $(10,993,750)           $233,319
   200         Short     U.S. Treasury Notes 10
                            Year, June 2004             (22,100,000)            645,850
                                                                               --------
            Total unrealized appreciation................................      $879,169
                                                                               ========

10
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2004 (unaudited)

Assets:
Investments in securities, at value
  (cost $191,782,941).......................................  $194,598,963
Cash........................................................        59,050
Interest receivable.........................................     2,890,705
Prepaid expenses and other assets...........................       283,799
                                                              ------------
    Total Assets............................................   197,832,517
                                                              ------------
Liabilities:
Payable for:
    Variation margin........................................        85,936
    Investment management fee...............................        67,366
    Common shares of beneficial interest repurchased........        61,618
Accrued expenses and other payables.........................        92,920
                                                              ------------
    Total Liabilities.......................................       307,840
                                                              ------------
Preferred shares of beneficial interest (at liquidation
  value) (1,000,000 shares authorized of non-participating
  $.01 par value, 1,100 shares outstanding).................    55,071,673
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $142,453,004
                                                              ============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value,
  9,603,513 shares outstanding).............................  $138,159,187
Net unrealized appreciation.................................     3,695,191
Accumulated undistributed net investment income.............     1,508,068
Accumulated net realized loss...............................      (909,442)
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $142,453,004
                                                              ============
Net Asset Value Per Common Share,
($142,453,004 divided by 9,603,513 common shares
outstanding)................................................        $14.83
                                                              ============

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2004 (unaudited)

Net Investment Income:
Interest Income.............................................  $ 4,988,736
                                                              -----------
Expenses
Investment management fee...................................      354,388
Auction commission fees.....................................      137,386
Professional fees...........................................       29,941
Transfer agent fees and expenses............................       25,489
Shareholder reports and notices.............................       14,777
Auction agent fees..........................................       10,477
Custodian fees..............................................        6,975
Registration fees...........................................        6,562
Trustees' fees and expenses.................................        4,481
Other.......................................................       14,906
                                                              -----------
    Total Expenses..........................................      605,382

Less: expense offset........................................       (6,892)
                                                              -----------
    Net Expenses............................................      598,490
                                                              -----------
    Net Investment Income...................................    4,390,246
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments.................................................      435,608
Futures contracts...........................................   (1,368,679)
                                                              -----------
    Net Realized Loss.......................................     (933,071)
                                                              -----------
Net Change in Unrealized Appreciation/Depreciation on:
Investments.................................................   (1,160,302)
Futures contracts...........................................      902,801
                                                              -----------
    Net Depreciation........................................     (257,501)
                                                              -----------
    Net Loss................................................   (1,190,572)
                                                              -----------

Dividends to preferred shareholders from net investment
  income....................................................     (441,034)
                                                              -----------
Net Increase................................................  $ 2,758,640
                                                              ===========

12
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              APRIL 30, 2004   OCTOBER 31, 2003
                                                              --------------   ----------------
                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................   $  4,390,246      $  8,982,945
Net realized gain (loss)....................................       (933,071)        2,816,332
Net change in unrealized appreciation/depreciation..........       (257,501)       (2,363,673)
Dividends to preferred shareholders from net investment
  income....................................................       (441,034)         (731,355)
                                                               ------------      ------------
    Net Increase............................................      2,758,640         8,704,249
                                                               ------------      ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................     (4,352,602)       (8,329,596)
Net realized gain...........................................       (345,075)         --
                                                               ------------      ------------
    Total Dividends and Distributions.......................     (4,697,677)       (8,329,596)
                                                               ------------      ------------

Decrease from transactions in common shares of beneficial
  interest..................................................     (1,616,293)       (3,579,390)
                                                               ------------      ------------
    Net Decrease............................................     (3,555,330)       (3,204,737)
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................    146,008,334       149,213,071
                                                               ------------      ------------
End of Period
(Including accumulated undistributed net investment income
of $1,508,068 and $1,911,458, respectively).................   $142,453,004      $146,008,334
                                                               ============      ============

                                                                              13
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley California Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED) continued

broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly total net assets including preferred shares.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2004 aggregated $10,573,169 and $16,973,461, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2004, the Fund had transfer agent fees and expenses payable of approximately $5,200.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended April 30, 2004 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,951. At April 30, 2004, the Trust had an accrued pension liability of $48,664 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED) continued

new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Effective April 1, 2004, the Trust began an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                     AMOUNT                RESET        RANGE OF
SERIES  SHARES*   IN THOUSANDS*   RATE*     DATE    DIVIDEND RATES**
------  -------   -------------   -----   --------  ----------------
  1       260        $13,000      1.24%   06/28/05       1.24%
  2       240         12,000      1.70    09/08/05       1.70
  3       600         30,000      1.65    01/04/05       1.65

---------------------
    * As of April 30, 2004.
   ** For the six months ended April 30, 2004.

Subsequent to April 30, 2004 and up through June 4, 2004, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 1.24% to 1.70% in the aggregate amount of $71,673.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED) continued

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   ------------
Balance, October 31, 2002...................................  9,979,513    $99,795    $143,255,075
Treasury shares purchased and retired (weighted average
  discount 9.09%)*..........................................   (261,500)    (2,615)     (3,576,775)
                                                              ---------    -------    ------------
Balance, October 31, 2003...................................  9,718,013     97,180     139,678,300
Treasury shares purchased and retired (weighted average
  discount 7.51%)*..........................................   (114,500)    (1,145)     (1,615,148)
                                                              ---------    -------    ------------
Balance, April 30, 2004.....................................  9,603,513    $96,035    $138,063,152
                                                              =========    =======    ============

---------------------
    * The Trustees have voted to retire the shares purchased.

6. Dividends to Common Shareholders

On March 30, 2004, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD        PAYABLE
PER SHARE       DATE          DATE
---------   ------------  -------------
 $0.075     May 7, 2004   May 21, 2004
 $0.075     June 4, 2004  June 18, 2004

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

8. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED) continued

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2003, the Trust had temporary book/tax differences primarily attributable to book amortization of premiums on debt securities, mark-to market of open futures contracts and dividend payable.

Morgan Stanley California Quality Municipal Securities
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                              FOR THE SIX                   FOR THE YEAR ENDED OCTOBER 31
                                              MONTHS ENDED    ---------------------------------------------------------
                                             APRIL 30, 2004     2003        2002        2001        2000        1999
                                             --------------   ---------   ---------   ---------   ---------   ---------
                                              (unaudited)
Selected Per Share Data:
Net asset value beginning of period........       $15.02        $14.95      $14.86      $13.96     $ 12.89     $ 14.67
                                                  ------        ------      ------      ------     -------     -------
Income (loss) from investment operations:
    Net investment income*.................         0.45          0.91        0.94        0.92        0.91        0.90
    Net realized and unrealized gain
    (loss).................................        (0.11)         0.05        0.01        0.79        1.09       (1.77)
    Common share equivalent of dividends
    paid to preferred shareholders.........        (0.05)        (0.07)      (0.10)      (0.16)      (0.19)      (0.17)
                                                  ------        ------      ------      ------     -------     -------
Total income (loss) from investment
 operations................................         0.29          0.89        0.85        1.55        1.81       (1.04)
                                                  ------        ------      ------      ------     -------     -------
Less dividends and distributions from:
    Net investment income..................        (0.45)        (0.85)      (0.79)      (0.69)      (0.77)      (0.75)
    Net realized gain......................        (0.04)        --          --          --          --          --
                                                  ------        ------      ------      ------     -------     -------
Total dividends and distributions..........        (0.49)        (0.85)      (0.79)      (0.69)      (0.77)      (0.75)
                                                  ------        ------      ------      ------     -------     -------
Anti-dilutive effect of acquiring treasury
 shares*...................................         0.01          0.03        0.03        0.04        0.03        0.01
                                                  ------        ------      ------      ------     -------     -------
Net asset value, end of period.............       $14.83        $15.02      $14.95      $14.86     $ 13.96     $ 12.89
                                                  ======        ======      ======      ======     =======     =======
Market value, end of period................       $13.60        $13.72      $13.60      $13.50     $12.063     $12.188
                                                  ======        ======      ======      ======     =======     =======
Total Return+..............................         2.58%(1)      7.28%       6.65%      18.01%       5.32%      (9.28)%
Ratios to Average Net Assets of Common
Shareholders:
Total expenses (before expense offset).....         0.82%(2)(3)     0.81%(3)     0.72%(3)     0.74%(3)     0.78%(3)     0.76%(3)
Net investment income before preferred
 stock dividends...........................         5.95%(2)      6.05%       6.38%       6.40%       6.84%       6.35%
Preferred stock dividends..................         0.60%(2)      0.49%       0.69%       1.11%       1.47%       1.19%
Net investment income available to common
 shareholders..............................         5.35%(2)      5.56%       5.69%       5.29%       5.37%       5.16%
Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in
 thousands.................................     $142,453      $146,008    $149,213    $153,111    $148,097    $141,461
Asset coverage on preferred shares at end
 of period.................................          359%          365%        371%        378%        369%        357%
Portfolio turnover rate....................            5%(1)        46%         16%         24%          5%          3%

---------------------

     * The per share amounts were computed using an average number of common shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                                                                              19
                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Barry Fink
Vice President

Joseph J. McAlinden
Vice President

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2004 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
             California Quality
Municipal Securities

Semiannual Report
April 30, 2004

[MORGAN STANLEY LOGO]

                                                     38581RPT-RA04-00252P-Y04/04

Item 2.  Code of Ethics.

Not applicable for semiannual reports.


Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.


Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.


Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.


Item 6. [Reserved.]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.


Item 8. [Reserved.]


Item 9 - Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

    There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10 Exhibits
(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley California Quality Municipal Securities

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 22, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 22, 2004

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 22, 2004


                                       3